UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   ___________

                                    FORM 8-K
                                   ___________


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest reported): JULY 29, 2005


                     DISTRIBUTION MANAGEMENT SERVICES, INC.
        -----------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)


           FLORIDA                     0-27539              65-0574760
(State or other jurisdiction of      (Commission            (IRS Employer
        Incorporation)               File Number)       Identification Number)


            11601 BISCAYNE BOULEVARD, SUITE 201, MIAMI, FLORIDA 33181
                    (Address of principal executive offices)


                                  305-893-9270
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

                        SECTION 2. FINANCIAL INFORMATION


ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         In July 2005, Distribution Management Services, Inc., completed the purchase of 266 single-family residential building sites located in Poinciana, Florida for a total cash purchase price of $4,655,000. On July 11, 2005, the Company put out a news release which has been incorporated by reference herein and made part hereof. These lots have a total appraised value of $9,632,000. The Company obtained financing for the lots from City Mortgage Corp. and MJS Investors, LLC, a newly formed LLC controlled by a private investor.

         As further consideration for acquisition of the 266 sites, the Company had agreed to transfer ownership of 31 lots to City Mortgage Corp. and MJS Investors, LLC, as a bonus for the financing. Subsequently, the Company discovered that, in fact, 61 lots had been transferred without the knowledge or consent of the Company. As a result, on July 19, 2005, the Company filed a Notice of Lis Pendens and a lawsuit alleging violations of Florida Statutes 687.071, 687.04, Conspiracy to Defraud and Unjust Enrichment. The case is pending.

         Since the acquisition of the sites, the Company has sold a total of 8 sites for an aggregate amount of $440,000 and has entered into contracts for the sale of an additional 17 lots for the sum of $935,000. The Company anticipates the future sale of additional sites to be determined by the board of directors. These sales have resulted in a profit of approximately $37,000 per lot.

                  SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

         EXHIBIT NUMBER           DESCRIPTION
         --------------           -----------
             99.1                Press Release dated July 11, 2005















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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DISTRIBUTION MANAGEMENT SERVICES, INC.

                                          By:  /s/ Leo Greenfield
                                               ---------------------------------
                                               Leo Greenfield, President

Dated: July 29, 2005





















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